Exhibit 32.1


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Brownsville Company (the "Company") on Form 10-QSB for the period ended
December 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

      (1)   The  Report  fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 13, 2007            By: /s/ Adam Cegielski
                                    Adam Cegielski,
                                    President  and Chief Executive
                                    Officer
                                    (Principal Executive Officer)

Dated: February 13, 2007            By: /s/ Adam Cegielski
                                    Adam Cegielski,
                                    Principal Accounting Officer
                                    (Principal Financial Officer)